Goodwill And Other Intangible Assets (Schedule Of Estimated Future Amortization Expense For Core Deposit Intangibles) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Total	$ 2,635	$ 3,000
Core Deposit Intangibles [Member]
Finite-Lived Intangible Assets [Line Items]
2014	365
2015	365
2016	365
2017	365
2018	365
Thereafter	810
Total	$ 2,635